SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 20, 2003

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-8493	74-1051605
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2707 North Loop West
Houston, Texas		77008
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (713) 868-7700

Item 7.    Exhibits.

Exhibit 99.1            Company Press Release dated May 19, 2003, titled “Stewart & Stevenson Services Announces Fiscal 2003 First Quarter Earnings Release and Conference Call Schedule.

Item 9.    Regulation FD Disclosure.

On May 19, 2003, Stewart & Stevenson Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: May 20, 2003	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Company Press Release dated May 19, 2003, titled Stewart & Stevenson Services Announces Fiscal 2003 First Quarter Earnings Release and Conference Call Schedule.